EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of EXPLORE ANYWHERE HOLIDNG CORP. (the "Company") on Form 10-Q/A for the period ended March 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Khris Thetsy, Chief Financial Officer (Principal Financial and Principal Accounting Officer) of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 1, 2011

By: /s/ Kris Thetsy

Name: Kris Thetsy

Title: Chief Financial Officer (Principal Financial and Principal Accounting Officer)